SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2018
SHAREHOLDERS' EQUITY
14. SHAREHOLDERS’ EQUITY
Common Stock
Common stock and Class B common stock share equally in earnings and are identical in most other respects except (i) Common stock is entitled to one vote on most matters and each share of Class B common stock is entitled to ten votes; (ii) shareholders of Common stock are entitled to elect 25% of the Board of Directors (rounded up to the nearest whole number) and Class B shareholders are entitled to elect the balance of the Board of Directors; (iii) cash dividends may be paid on Common stock without paying a cash dividend on Class B common stock and no cash dividend may be paid on Class B common stock unless at least an equal cash dividend is paid on Common stock and (iv) Class B common stock is convertible at any time into Common stock on a one-for-one basis at the option of the shareholder.
Preferred Stock
We are authorized to issue preferred stock with such designation, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, the Board of Directors is empowered, without shareholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of our Common stock and Class B common stock and, in certain instances, could adversely affect the market price of this stock. We had no preferred stock outstanding at December 31, 2018 or 2017.
At-the-Market Offering Program
On August 23, 2017, we entered into a sales agreement with Robert W. Baird & Co. Inc., which enabled the Company to issue and sell shares of Common stock in one or more negotiated transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), for a maximum aggregate offering amount of up to $250,000 (the “ATM Program”). The offer and sale of our Common stock pursuant to the ATM Program was registered under the Securities Act pursuant to our automatically effective shelf registration statement on Form S-3 (File No. 333-207831).
During 2017, we sold 1,498,662 shares of Common stock under the ATM Program for net proceeds of $247,744. Direct costs of $311 incurred in connection with the offering were charged against the proceeds from the sale of Common stock and reflected as a reduction of paid-in capital. As of December 31, 2017, we had completed the offering of shares under the ATM Program. The net proceeds were primarily used to repay outstanding debt and for general corporate purposes.
Stock Repurchase Plan
In September 1999, our Board of Directors authorized the repurchase, at management’s discretion, of up to 7,500,000 shares of common stock in the open market or via private transactions. Shares repurchased under the program are accounted for using the cost method and result in a reduction of shareholders’ equity. No shares were repurchased during 2018, 2017 or 2016.
We last repurchased shares under this plan during 2008.
In aggregate, 6,322,650 shares of Common stock and 48,263 shares of Class B common stock have been repurchased at a cost of $114,425 since the inception of the program. At December 31, 2018, there were 1,129,087 shares remaining authorized for repurchase under the program.